Filed Pursuant to Rule 497(e)
File Nos. 333-201530 and 811-23024

Pacer Global High Dividend ETF
a series of Pacer Funds Trust

February 22, 2016

Supplement to the
Prospectus and Statement of Additional Information
 dated December 14, 2015

Effective on or about February 22, 2016, shares of the Pacer Global High Dividend ETF (the "Fund") (Ticker: PGHD) will be offered for sale and available for purchase.  Additionally, effective immediately, the name of the Fund's underlying index has changed from the "Pacer Global High Dividend Index" to the "Pacer Global Cash Cows Dividend 100 Index."

Please retain this Supplement with your Prospectus and SAI.